SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported):   April 29, 2004

     Delta Apparel, Inc.
(Exact name of registrant as specified in its charter)

      Georgia
(State or Other Jurisdiction
of Incorporation)

1-15583	58-2508794
(Commission File Number)	(IRS Employer Identification No.)

2750 Premiere Parkway, Suite 100, Duluth, Georgia	30097
(Address of principal executive offices)	(Zip Code)

     (678) 775-6900
(Registrant’s Telephone Number
Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c)      Exhibits.

           99.1     Press release issued by Delta Apparel, Inc. on April 29, 2004.

Item 9. Regulation F-D Disclosure.

        On April 29, 2004, Delta Apparel, Inc. issued its earnings release for the fiscal quarter ended March 27, 2004. The earnings release is set forth as Exhibit 99.1 to this Current Report and is incorporated herein by reference. Robert W. Humphreys, President and CEO, will hold an analyst conference call on Thursday, April 29, 2004 at 10:00 a.m. Eastern Time to discuss financial results and give a business update. The conference call will be broadcast through the Company’s web site at www.deltaapparel.com. Investors may listen to the call by selecting “investor relations” then “company news.” A replay of the webcast will be available within one hour of the call and will be archived at the above address for 30 days following the release.

        The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 12. Results of Operations and Financial Condition.

        The information set forth under Item 9 above is incorporated herein by reference.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA APPAREL, INC.

Date: April 29, 2004	/s/ Herbert M. Mueller
Herbert M. Mueller
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number         Description

99.1                             Press release issued by Delta Apparel, Inc. on April 29, 2004.